UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19122 US Highway 281N, Suite 128
San Antonio, Texas 78258
(Address of principal executive offices, including zip code)

1-800-961-4454
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, on March 12, 2024, Rackspace Technology, Inc. (together with its subsidiaries, the “Company”) closed a private debt exchange (the “Private Exchange”) with, among others, lenders representing more than 72% of the aggregate principal amount of the then-outstanding term loans (the “Existing Term Loans”) under the Company’s First Lien Credit Agreement, originally dated November 3, 2016. Pursuant to the Private Exchange, among other things, $1,312.0 million aggregate principal amount of new first lien second out term loans (the “New FLSO Term Loans”) were issued by Rackspace Finance, LLC, a new subsidiary of the Company (the “New Borrower”), pursuant to a First Lien Credit Agreement, dated March 12, 2024 (the “New Credit Agreement”), among Rackspace Finance Holdings, LLC, the New Borrower, the lenders and issuing banks party thereto and Citibank, N.A., as administrative agent and collateral agent. Shortly after the closing of the Private Exchange, the Company commenced an offer to all of the holders of the Company’s remaining Existing Term Loans (the “Public Term Loan Exchange”).

On March 26, 2024, the Company closed the Public Term Loan Exchange, pursuant to which (i) approximately $530 million aggregate principal amount of remaining Existing Term Loans were exchanged or purchased for cancellation and (ii) approximately $375 million aggregate principal amount of New FLSO Term Loans were issued by the New Borrower under the New Credit Agreement.

As a result of the Private Exchange and the Public Term Loan Exchange, over 97% of the approximately $2,181.2 million aggregate principal amount of Existing Term Loans outstanding as of December 31, 2023 were exchanged or purchased for cancellation.

A description of the terms of the New FLSO Term Loans was provided in the Company’s Current Report on Form 8-K filed on March 12, 2024, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	March 26, 2024	By:	/s/ Sarah Alexander
Sarah Alexander
Vice President, Deputy General Counsel & Assistant Secretary